Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net sales	$1,911	$1,947	$10,863	$11,472
Cost of goods sold	1,349	1,485	6,607	7,924
Research and development expense	289	325	857	1,010
Selling, general and administrative expenses	646	633	2,318	2,347
Amortization of intangibles	100	88	314	284
Restructuring and asset related charges - net	46	235	167	466
Integration and separation costs	152	253	694	697
Goodwill impairment charge	—	4,503	—	4,503
Other income - net	59	7	90	118
Loss on early extinguishment of debt	—	—	13	—
Interest expense	19	82	112	251
Loss from continuing operations before income taxes	(631)	(5,650)	(129)	(5,892)
(Benefit from) provision for income taxes on continuing operations	(104)	(8)	99	(187)
Loss from continuing operations after income taxes	(527)	(5,642)	(228)	(5,705)
Income (loss) from discontinued operations after income taxes	22	526	(695)	1,200

Net loss	(505)	(5,116)	(923)	(4,505)

Net (loss) income attributable to noncontrolling interests	(11)	5	15	29

Net loss attributable to Corteva	$(494)	$(5,121)	$(938)	$(4,534)

Basic loss per share of common stock:
Basic loss per share of common stock from continuing operations	$(0.69)	$(7.54)	$(0.32)	$(7.64)
Basic earnings (loss) per share of common stock from discontinued operations	0.03	0.71	(0.93)	1.59
Basic loss per share of common stock	$(0.66)	$(6.83)	$(1.25)	$(6.05)

Diluted loss per share of common stock:
Diluted loss per share of common stock from continuing operations	$(0.69)	$(7.54)	$(0.32)	$(7.64)
Diluted earnings (loss) per share of common stock from discontinued operations	0.03	0.71	(0.93)	1.59
Diluted loss per share of common stock	$(0.66)	$(6.83)	$(1.25)	$(6.05)

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions)[1]
Basic	749.5	749.4	749.4	749.4
Diluted	749.5	749.4	749.4	749.4

1.
On June 1, 2019, DuPont de Nemours, Inc. ("DuPont") distributed 748,815,000 shares of Corteva, Inc. common stock to holders of its common stock. Basic and diluted (loss) earnings per common share for the three and nine months ended September 30, 2018 were calculated using the shares distributed on June 1, 2019 plus 582,000 of additional shares in which accelerated vesting conditions have been met.

Corteva, Inc.
Condensed Consolidated Balance Sheets
(Dollars in millions, except per share amounts)

	September 30, 2019	December 31, 2018	September 30, 2018
Assets
Current assets
Cash and cash equivalents	$1,980	$2,270	$1,657
Marketable securities	117	5	142
Accounts and notes receivable, net	6,574	5,260	6,547
Inventories	4,403	5,310	4,898
Other current assets	1,043	1,038	1,041
Assets of discontinued operations - current	—	9,089	9,055
Total current assets	14,117	22,972	23,340
Investment in nonconsolidated affiliates	70	138	144
Property, plant and equipment, net of accumulated depreciation September 30, 2019 - $3,186, December 31, 2018 - $2,796 and September 30, 2018- $2,694)	4,503	4,544	4,384
Goodwill	10,168	10,193	10,203
Other intangible assets	11,667	12,055	12,138
Deferred income taxes	270	304	366
Other assets	2,440	1,932	1,888
Assets of discontinued operations - noncurrent	—	56,545	57,185
Total Assets	$43,235	$108,683	$109,648

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$3,604	$2,154	$4,371
Accounts payable	3,014	3,798	3,642
Income taxes payable	126	186	224
Accrued and other current liabilities	2,249	4,005	2,117
Liabilities of discontinued operations - current	—	3,167	2,888
Total current liabilities	8,993	13,310	13,242
Long-Term Debt	116	5,784	10,215
Other Noncurrent Liabilities
Deferred income tax liabilities	1,328	1,480	1,594
Pension and other post employment benefits - noncurrent	5,405	5,677	5,267
Other noncurrent obligations	2,132	1,795	1,799
Liabilities of discontinued operations - noncurrent	—	5,484	5,532
Total noncurrent liabilities	8,981	20,220	24,407

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,666,667 shares authorized; issued at September 30, 2019 - 748,390,000	7	—	—
Additional paid-in capital	28,072	—	—
Divisional equity	—	78,020	73,767
Accumulated deficit	(397)	—	—
Accumulated other comprehensive loss	(2,667)	(3,360)	(2,271)
Total Corteva stockholders' equity	25,015	74,660	71,496
Noncontrolling interests	246	493	503
Total equity	25,261	75,153	71,999
Total Liabilities and Equity	$43,235	$108,683	$109,648

Corteva, Inc.
Pro Forma Consolidated Statements of Operations1
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019 [2]	2018	2019	2018
Net sales	$1,911	$1,947	$10,863	$11,472
Cost of goods sold	1,349	1,388	6,418	6,543
Research and development expense	289	324	857	1,008
Selling, general and administrative expenses	646	633	2,321	2,348
Amortization of intangibles	100	88	314	284
Restructuring and asset related charges - net	46	235	167	466
Integration and separation costs	152	134	582	384
Goodwill impairment charge	—	4,503	—	4,503
Other income - net	59	7	90	118
Loss on early extinguishment of debt	—	—	13	—
Interest expense	19	13	67	51
(Loss) income from continuing operations before income taxes	(631)	(5,364)	214	(3,997)
(Benefit from) provision for income taxes on continuing operations	(104)	(28)	146	194
(Loss) income from continuing operations after income taxes	(527)	(5,336)	68	(4,191)

Net (loss) income from continuing operations attributable to noncontrolling interests	(11)	5	10	23

Net (loss) income from continuing operations attributable to Corteva	$(516)	$(5,341)	$58	$(4,214)

Basic (loss) earnings per share of common stock from continuing operations	$(0.69)	$(7.13)	$0.08	$(5.62)

Diluted (loss) earnings per share of common stock from continuing operations	$(0.69)	$(7.13)	$0.08	$(5.62)

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions) [3]
Basic	749.5	749.4	749.4	749.4
Diluted	749.5	749.4	749.4	749.4

1.	See Article 11 Pro Forma Combined Statements of Operations beginning on page 14.

2.	The three months ended September 30, 2019 are on an as reported basis.

3.
On June 1, 2019, DuPont distributed 748,815,000 shares of Corteva, Inc. common stock to holders of its common stock. Basic and diluted (loss) earnings per common share for the three and nine months ended September 30, 2018 were calculated using the shares distributed on June 1, 2019 plus 582,000 of additional shares in which accelerated vesting conditions have been met.

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
SEGMENT NET SALES - SEED	2019	2018	2019	2018
Corn	$372	$344	$4,149	$4,289
Soybean	168	54	1,297	1,449
Other oilseeds	44	57	469	514
Other	97	96	432	464
Seed	$681	$551	$6,347	$6,716

	Three Months Ended September 30,		Nine Months Ended September 30,
SEGMENT NET SALES - CROP PROTECTION	2019	2018	2019	2018
Herbicides	$584	$648	$2,399	$2,579
Insecticides	322	334	1,158	1,111
Fungicides	254	292	776	839
Other	70	122	183	227
Crop Protection	$1,230	$1,396	$4,516	$4,756

	Three Months Ended September 30,		Nine Months Ended September 30,
GEOGRAPHIC NET SALES - SEED	2019	2018	2019	2018
North America [1]	$226	$112	$4,238	$4,590
EMEA [2]	122	133	1,200	1,222
Asia Pacific	62	52	273	272
Latin America	271	254	636	632
Rest of World [3]	455	439	2,109	2,126
Net Sales	$681	$551	$6,347	$6,716

	Three Months Ended September 30,		Nine Months Ended September 30,
GEOGRAPHIC NET SALES - CROP PROTECTION	2019	2018	2019	2018
North America [1]	$397	$425	$1,562	$1,844
EMEA [2]	183	163	1,136	1,157
Asia Pacific	159	187	674	653
Latin America	491	621	1,144	1,102
Rest of World [3]	833	971	2,954	2,912
Net Sales	$1,230	$1,396	$4,516	$4,756

1. Reflects U.S. & Canada
2. Reflects Europe, Middle East, and Africa
3. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
OPERATING EBITDA	As Reported	Pro Forma	Pro Forma	Pro Forma
Seed	$(295)	$(372)	$1,066	$1,226
Crop Protection	119	159	789	905
Corporate Expenses	(31)	(38)	(92)	(109)
Operating EBITDA (Non-GAAP)	$(207)	$(251)	$1,763	$2,022

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	As Reported	Pro Forma	Pro Forma	Pro Forma
(Loss) income from continuing operations after income taxes (GAAP)	$(527)	$(5,336)	$68	$(4,191)
(Benefit from) provision for income taxes on continuing operations	(104)	(28)	146	194
(Loss) income from continuing operations before income taxes (GAAP)	(631)	(5,364)	214	(3,997)
Depreciation and amortization	226	215	711	667
Interest income	(13)	(12)	(46)	(63)
Interest expense	19	13	67	51
Exchange (gains) losses - net	(22)	74	37	140
Non-operating benefits - net[1]	(32)	(49)	(106)	(155)
Goodwill impairment charge	—	4,503	—	4,503
Significant items charge	246	369	886	876
Operating EBITDA (Non-GAAP)	(207)	(251)	1,763	2,022

1.
Non-operating benefits—net consists of non-operating pension and other post-employment benefit (OPEB) (benefit) costs, tax indemnification adjustments, environmental remediation and legal costs associated with legacy EID businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q3 2019 vs. Q3 2018				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$86	16%	$86	16%	(15)%	31%	—%	—%
EMEA	9	3%	22	8%	1%	7%	(5)%	—%
Asia Pacific	(18)	(8)%	(14)	(6)%	(4)%	(2)%	(2)%	—%
Latin America	(113)	(13)%	(101)	(11)%	4%	(15)%	(2)%	—%
Rest of World	(122)	(9)%	(93)	(7)%	2%	(9)%	(2)%	—%
Total	$(36)	(2)%	$(7)	—%	(3)%	3%	(2)%	—%

SEED
	Q3 2019 vs. Q3 2018				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$114	102%	$114	102%	(63)%	165%	—%	—%
EMEA	(11)	(8)%	(5)	(3)%	2%	(5)%	(5)%	—%
Asia Pacific	10	19%	12	23%	5%	18%	(4)%	—%
Latin America	17	7%	21	9%	14%	(5)%	(2)%	—%
Rest of World	16	4%	28	7%	10%	(3)%	(3)%	—%
Total	$130	24%	$142	26%	(5)%	31%	(2)%	—%

CROP PROTECTION
	Q3 2019 vs. Q3 2018				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(28)	(7)%	$(28)	(7)%	(3)%	(4)%	—%	—%
EMEA	20	12%	27	16%	—%	16%	(4)%	—%
Asia Pacific	(28)	(15)%	(26)	(14)%	(6)%	(8)%	(1)%	—%
Latin America	(130)	(21)%	(122)	(20)%	(1)%	(19)%	(1)%	—%
Rest of World	(138)	(14)%	(121)	(12)%	(1)%	(11)%	(2)%	—%
Total	$(166)	(12)%	$(149)	(11)%	(2)%	(9)%	(1)%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Nine Months 2019 vs. Nine Months 2018				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(634)	(10)%	$(606)	(10)%	(3)%	(7)%	—%	—%
EMEA	(43)	(2)%	164	7%	1%	6%	(9)%	—%
Asia Pacific	22	2%	66	7%	4%	3%	(5)%	—%
Latin America	46	3%	114	7%	4%	3%	(4)%	—%
Rest of World	25	—%	344	6%	2%	4%	(6)%	—%
Total	$(609)	(5)%	$(262)	(2)%	—%	(2)%	(3)%	—%

SEED
	Nine Months 2019 vs. Nine Months 2018				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(352)	(8)%	$(338)	(8)%	(4)%	(4)%	—%	—%
EMEA	(22)	(2)%	93	7%	1%	6%	(9)%	—%
Asia Pacific	1	—%	18	6%	2%	4%	(6)%	—%
Latin America	4	1%	29	5%	6%	(1)%	(4)%	—%
Rest of World	(17)	(1)%	140	6%	3%	3%	(7)%	—%
Total	$(369)	(5)%	$(198)	(3)%	(1)%	(2)%	(2)%	—%

CROP PROTECTION
	Nine Months 2019 vs. Nine Months 2018				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(282)	(15)%	$(268)	(15)%	(2)%	(13)%	—%	—%
EMEA	(21)	(2)%	71	6%	1%	5%	(8)%	—%
Asia Pacific	21	3%	48	7%	4%	3%	(4)%	—%
Latin America	42	4%	85	8%	2%	6%	(4)%	—%
Rest of World	42	1%	204	7%	2%	5%	(6)%	—%
Total	$(240)	(5)%	$(64)	(1)%	1%	(2)%	(4)%	—%

1.	Organic sales is defined as price and volume and excludes currency and portfolio impacts.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	As Reported	Pro Forma	Pro Forma	Pro Forma
Seed	$(62)	$(190)	$(214)	$(249)
Crop Protection	1	(30)	(24)	(42)
Corporate	(185)	(149)	(648)	(585)
Total significant items before income taxes	$(246)	$(369)	$(886)	$(876)

SIGNIFICANT ITEMS - PRE-TAX, AFTER-TAX AND EPS IMPACTS

	Pre-tax		After-tax[9]		($ Per Share)[10]
	2019	2018	2019	2018	2019	2018
1st Quarter	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma	Pro Forma
Integration costs [1]	$(100)	$(124)	$(16)	$(93)	$(0.02)	$(0.12)
Restructuring and asset related charges, net [2]	(61)	(130)	(53)	(100)	(0.07)	(0.13)
Loss on divestiture [3]	(24)	—	(24)	—	(0.03)	—
Income tax items [4]	—	(50)	—	(102)	—	(0.14)
1st Quarter - Total	$(185)	$(304)	$(93)	$(295)	$(0.12)	$(0.39)

2nd Quarter	As Reported	Pro Forma	As Reported	Pro Forma	As Reported	Pro Forma
Integration and separation costs [1]	$(330)	$(126)	$(436)	$(97)	$(0.58)	$(0.13)
Restructuring and asset related charges, net [2]	(60)	(101)	(48)	(81)	(0.06)	(0.11)
Gain on sale of assets [5]	—	24	—	19	—	0.03
Amortization of inventory step up 6	(52)	—	(41)	—	(0.06)	—
Loss on early extinguishment of debt [7]	(13)	—	(10)	—	(0.01)	—
Income tax items [4]	—	—	—	(7)	—	(0.01)
2nd Quarter - Total	$(455)	$(203)	$(535)	$(166)	$(0.71)	$(0.22)

3rd Quarter	As Reported	Pro Forma	As Reported	Pro Forma	As Reported	Pro Forma
Integration and separation costs [1]	$(152)	$(134)	$(119)	$(162)	$(0.16)	$(0.22)
Restructuring and asset related charges, net [2]	(46)	(235)	(34)	(192)	(0.04)	(0.26)
Amortization of inventory step up 6	(15)	—	(15)	—	(0.02)	—
Argentina currency devaluation [8]	(33)	—	(38)	—	(0.05)	—
Income tax items[4]	—	—	38	(2)	0.05	—
3rd Quarter - Total	$(246)	$(369)	$(168)	$(356)	$(0.22)	$(0.48)

Year-to-date Total [10]	$(886)	$(876)	$(796)	$(817)	$(1.06)	$(1.09)

1.
Integration and separation costs is included in "Integration and separation costs" on the Consolidated Statement of Operations. Beginning in Q2 2019, this includes both integration and separation costs. Included in the after-tax charges are net tax charges of $(32) million and $(114) million related to U.S. state blended tax rate changes associated with the Business Separations for the first and second quarter 2019, respectively.  Also, included in the after-tax charges are a net tax charge of $(96) million and a net tax benefit of $13 million related to application of the U.S. tax reform’s foreign tax provisions for the second and third quarter 2019, respectively, and a tax benefit of $102 million related to an internal legal entity restructuring associated with the Business Separations for the second quarter 2019.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

2.
Third quarter, second quarter, and first quarter 2019 included restructuring and asset related charges of $(46) million, $(60) million and $(61) million, respectively. The charge for the third quarter included a $(54) million non-cash asset impairment related to certain intangible assets that primarily relate to heritage Dow AgroSciences intangibles previously acquired from Cooperativa Central de Pesquisa Agrícola's ("Coodetec"), classified as developed technology, other intangible assets and in-process research and development ("IPR&D"), partially offset by a benefit of $8 million associated with the DowDuPont Cost Synergy Program. The charge for the first and second quarter is primarily related to the DowDuPont Cost Synergy Program.

Third quarter, second quarter, and first quarter 2018 included restructuring and asset related charges of $(235) million, $(101) million and $(130) million, respectively. The charges for the first and second quarter primarily related to the DowDuPont Cost Synergy Program. The charges for the third quarter included a $(109) million charge related to the DowDuPont Cost Synergy Program, an $(85) million non-cash asset impairment related to certain IPR&D intangibles, and a $(41) million other than temporary non-cash impairment related to an investment in nonconsolidated affiliates in China.

3.	First quarter 2019 included a loss of $(24) million included in other income - net related to Historical Dow's sale of a joint venture related to synergy actions.

4.
First quarter 2018 includes a $(50) million pre-tax foreign exchange loss related to adjustments to foreign currency exchange contracts as a result of U.S. tax reform and a $(64) million after tax charge related to effects of U.S. tax reform.

Second quarter 2018 relates to effects of U.S. tax reform.

Third quarter 2018 includes an after tax benefit related to the impacts of a tax valuation allowance recorded against the net deferred tax asset position of a Brazilian legal entity ($75 million expense), a tax charge related to an internal legal entity restructuring associated with the Business Separations ($25 million expense), and U.S. Tax Reform ($16 million expense), which were almost entirely offset by the impact of the company's discretionary pension contribution in 2018 which was deducted on a 2017 tax return ($114 million benefit).

Third quarter 2019 includes an after tax benefit related to Swiss Tax Reform.

5.	Second quarter 2018 includes a gain of $24 million included in other income - net related to an asset sale.

6.
Third quarter and second quarter 2019 include amortization of inventory step up of $(15) million and $(52) million, respectively, included in cost of goods sold related to the amortization of the inventory step-up in connection with the Merger.

7.
Second quarter 2019 includes a loss on the early extinguishment of debt related to the difference between the redemption price and the par value of the Make Whole Notes and Term Loan Facility, partially offset by the write-off of unamortized step-up related to the fair value step-up of EID’s debt.

8.
Third quarter 2019 includes a $(33) million loss included in other income - net associated with remeasuring the company’s Argentine Peso net monetary assets, resulting from an unexpected August primary election result in Argentina.  Throughout the three months ended September 30, 2019, the Argentine Peso dropped approximately a third of its value against the U.S. dollar and in September of 2019, the country’s central bank announced new restrictions on foreign currency transactions. The after tax charge of $(38) million includes a tax valuation allowance recorded against the net deferred tax asset position of an Argentine legal entity.

9.
Unless specifically addressed in notes above, the income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

10.	Earnings per share for the year may not equal the sum of quarterly earnings per share due to rounding and the changes in average share calculations.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating (Loss) Earnings Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings per share from continuing operations – diluted, excluding non-operating benefits - net, amortization of intangibles (existing as of Separation), significant items, and goodwill impairment charges.

	Three Months Ended September 30,
	2019	2018[2]	2019	2018[2]
	$	$	EPS (diluted)	EPS (diluted)
Net loss from continuing operations attributable to Corteva (GAAP)	$(516)	$(5,341)	(0.69)	(7.13)
Less: Non-operating benefits - net, after tax [1]	23	38	0.03	0.05
Less: Amortization of intangibles (existing as of Separation), after tax	(80)	(71)	(0.11)	(0.09)
Less: Goodwill impairment charge, after tax	—	(4,503)	—	(6.01)
Less: Significant items charge, after tax	(168)	(356)	(0.22)	(0.48)
Operating Loss (Non-GAAP)	$(291)	$(449)	$(0.39)	$(0.60)

	Nine Months Ended September 30,
	2019[2]	2018[2]	2019[2]	2018[2]
	$	$	EPS (diluted)	EPS (diluted)
Net income (loss) from continuing operations attributable to Corteva (GAAP)	58	(4,214)	0.08	(5.62)
Less: Non-operating benefits - net, after tax [1]	84	121	0.11	0.16
Less: Amortization of intangibles (existing as of Separation), after tax	(250)	(227)	(0.33)	(0.30)
Less: Goodwill impairment charge, after tax	—	(4,503)	—	(6.01)
Less: Significant items charge, after tax	(796)	(817)	(1.06)	(1.09)
Operating Earnings (Non-GAAP)	$1,020	$1,212	$1.36	$1.62

1.
Non-operating benefits—net consists of non-operating pension and other post-employment benefit (OPEB) (benefit) costs, tax indemnification adjustments, and environmental remediation and legal costs associated with legacy EID businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.

2.	Periods are presented on a Pro Forma Basis

Corteva, Inc.
Operating EBITDA to Operating Earnings Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings Per Share

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	As Reported	Pro Forma	Pro Forma	Pro Forma
Operating EBITDA (Non-GAAP)[1]	$(207)	$(251)	1,763	2,022
Depreciation	(126)	(127)	(397)	(383)
Interest Income	13	12	46	63
Interest Expense	(19)	(13)	(67)	(51)
Benefit from (provision for) income taxes on operating earnings, excluding exchange losses (Non-GAAP)	40	9	(265)	(290)
Base income tax rate from continuing operations (Non-GAAP)[1]	11.8%	2.4%	19.7%	17.6%
Exchange losses - net, after tax	(3)	(74)	(50)	(126)
Net loss (income) attributable to non-controlling interests	11	(5)	(10)	(23)
Operating (Loss) Earnings (Non-GAAP)[1]	$(291)	$(449)	$1,020	$1,212
Diluted Shares (in millions)	749.5	749.4	749.4	749.4
Operating (Loss) Earnings Per Share (Non-GAAP)[1]	$(0.39)	$(0.60)	$1.36	$1.62

1.	Refer to pages 5, 10, and 12 for Non-GAAP reconciliations.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, goodwill impairment charges, amortization of intangibles (existing as of Separation), and non-operating benefits - net.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	As Reported	Pro Forma	Pro Forma	Pro Forma
(Loss) income from continuing operations before income taxes (GAAP)	$(631)	$(5,364)	$214	$(3,997)
Add: Significant items - charge [1]	246	369	886	876
Goodwill impairment charge	—	4,503	—	4,503
Non-operating benefits - net	(32)	(49)	(106)	(155)
Amortization of intangibles (existing as of Separation)	100	88	314	284
Less: Exchange gains (losses), net [2]	22	(74)	(37)	(140)
(Loss) income from continuing operations before income taxes, significant items, goodwill impairment charges, non-operating benefits - net, amortization of intangibles (existing as of Separation), and exchange losses, net (Non-GAAP)	$(339)	$(379)	$1,345	$1,651

(Benefit from) provision for income taxes on continuing operations (GAAP)	$(104)	$(28)	$146	$194
Add: Tax benefits on significant items charge	78	13	90	59
Tax expenses on goodwill impairment charge	—	—	—	—
Tax expenses on non-operating benefits - net	(9)	(11)	(22)	(34)
Tax benefits on amortization of intangibles (existing as of Separation)	20	17	64	57
Tax (expenses) benefits on exchange gains (losses), net	(25)	—	(13)	14
(Benefit from) provision for income taxes on operating earnings, excluding exchange gains (losses), net (Non-GAAP)	$(40)	$(9)	$265	$290

Effective income tax rate (GAAP)	16.5%	0.5%	68.2%	(4.9)%
Significant items, goodwill impairment charge, non-operating benefits, and amortization of intangibles (existing as of Separation) effect	(11.8)%	1.5%	(46.9)%	23.2%
Tax rate from continuing operations before significant items, goodwill impairment charge, non-operating benefits - net, and amortization of intangibles (existing as of Separation)	4.7%	2.0%	21.3%	18.3%
Exchange gains (losses), net effect	7.1%	0.4%	(1.6)%	(0.7)%
Base income tax rate from continuing operations (Non-GAAP)	11.8%	2.4%	19.7%	17.6%

1. See Significant Items table for further detail.
2. Pre-tax exchange gains (losses), net for the three and nine months ended September 30, 2019, on an operating earnings basis (Non-GAAP), exclude a $(33) million exchange loss associated with the devaluation of the Argentine peso. Pre-tax exchange loss, net for the nine months ended September 30, 2018, on an operating earnings basis (Non-GAAP), excludes a $(50) million exchange loss related to adjustments to foreign currency exchange contracts as a result of U.S. tax reform.

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains/Losses
The company routinely uses forward exchange contracts to offset its net exposures, by currency, related to the foreign currency denominated monetary assets and liabilities of its operations. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes. The net pre-tax exchange gains and losses are recorded in other income - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Subsidiary Monetary Position Loss
Pre-tax exchange losses	$(33)	$(105)	$(26)	$(217)
Local tax (expenses) benefits	(12)	7	(15)	32
Net after-tax impact from subsidiary exchange losses	$(45)	$(98)	$(41)	$(185)

Hedging Program Gain (Loss)
Pre-tax exchange gains (losses)	$55	$31	$(11)	$77
Tax (expenses) benefits	(13)	(7)	2	(18)
Net after-tax impact from hedging program exchange gains (losses)	$42	$24	$(9)	$59

Total Exchange (Loss) Gain
Pre-tax exchange gains (losses) [1]	$22	$(74)	$(37)	$(140)
Tax (expenses) benefits	(25)	—	(13)	14
Net after-tax exchange losses	$(3)	$(74)	$(50)	$(126)

As shown above, the "Total Exchange (Loss) Gain" is the sum of the "Subsidiary Monetary Position Loss" and the "Hedging Program Gain (Loss)."

1.
Pre-tax exchange gains (losses), net for the three and nine months ended September 30, 2019, on an operating earnings basis (Non-GAAP), exclude a $(33) million exchange loss associated with the devaluation of the Argentine peso. Pre-tax exchange loss, net for the nine months ended September 30, 2018, on an operating earnings basis (Non-GAAP), excludes a $(50) million exchange loss related to adjustments to foreign currency exchange contracts as a result of U.S. tax reform.

Corteva, Inc.
Article 11 Pro Forma Combined Statement of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended September 30, 2018
	As Reported Corteva	Adjustments			Pro Forma Corteva
		Merger[1]	Debt Retirement[2]	Separations Related[3]
Net sales	$1,947	$—	$—	$—	$1,947
Cost of goods sold	1,485	(109)	—	12	1,388
Research and development expense	325	—	—	(1)	324
Selling, general and administrative expenses	633	—	—	—	633
Amortization of intangibles	88	—	—	—	88
Restructuring and asset related charges - net	235	—	—	—	235
Integration and separation costs	253	—	—	(119)	134
Goodwill impairment charge	4,503	—	—	—	4,503
Other income - net	7	—	—	—	7
Interest expense	82	—	(69)	—	13
(Loss) income from continuing operations before income taxes	(5,650)	109	69	108	(5,364)
(Benefit from) provision for income taxes on continuing operations	(8)	24	15	(59)	(28)
(Loss) income from continuing operations after income taxes	(5,642)	85	54	167	(5,336)
Net income from continuing operations attributable to noncontrolling interests	5	—	—	—	5

Net loss from continuing operations attributable to Corteva	$(5,647)	$85	$54	$167	$(5,341)

Basic loss per share of common stock from continuing operations	$(7.54)				$(7.13)

Diluted loss per share of common stock from continuing operations	$(7.54)				$(7.13)

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions):
Basic	749.4				749.4
Diluted	749.4				749.4

1.
Related to the amortization of EID’s agriculture business’ inventory step-up recognized in connection with the Merger, as the incremental amortization is directly attributable to the Merger and will not have a continuing impact.

2.	Represents removal of interest expense related to the debt redemptions/repayments.

3.
Adjustments directly attributable to the separations and distributions of Corteva Inc. includes the following: elimination of the Telone balances that will not transfer to Corteva as a result of the distribution agreement; elimination of one-time transaction costs directly attributable to the distribution; elimination of the impact of certain manufacturing, leasing and supply agreements entered into in connection with the separation; and the related tax impacts.

Corteva, Inc.
Article 11 Pro Forma Combined Statement of Operations
(Dollars in millions, except per share amounts)

	Nine Months Ended September 30, 2019
	As Reported Corteva	Adjustments			Pro Forma Corteva
		Merger[1]	Debt Retirement[2]	Separations Related[3]
Net sales	$10,863	$—	$—	$—	$10,863
Cost of goods sold	6,607	(205)	—	16	6,418
Research and development expense	857	—	—	—	857
Selling, general and administrative expenses	2,318	—	—	3	2,321
Amortization of intangibles	314	—	—	—	314
Restructuring and asset related charges - net	167	—	—	—	167
Integration and separation costs	694	—	—	(112)	582
Other income - net	90	—	—	—	90
Loss on early extinguishment of debt	13	—	—	—	13
Interest expense	112	—	(45)	—	67
(Loss) income from continuing operations before income taxes	(129)	205	45	93	214
Provision for income taxes on continuing operations	99	36	10	1	146
(Loss) income from continuing operations after income taxes	(228)	169	35	92	68
Net income from continuing operations attributable to noncontrolling interests	10	—	—	—	10

Net (loss) income from continuing operations attributable to Corteva	$(238)	$169	$35	$92	$58

Basic (loss) earnings per share of common stock from continuing operations	$(0.32)				$0.08

Diluted (loss) earnings per share of common stock from continuing operations	$(0.32)				$0.08

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions):
Basic	749.4				749.4
Diluted	749.4				749.4

1.
Related to the amortization of EID’s agriculture business’ inventory step-up recognized in connection with the Merger, as the incremental amortization is directly attributable to the Merger and will not have a continuing impact.

2.	Represents removal of interest expense related to the debt redemptions/repayments.

3.
Adjustments directly attributable to the separations and distributions of Corteva Inc. includes the following: elimination of the Telone balances that will not transfer to Corteva as a result of the distribution agreement; elimination of one-time transaction costs directly attributable to the distribution; elimination of the impact of certain manufacturing, leasing and supply agreements entered into in connection with the separation; and the related tax impacts.

Corteva, Inc.
Article 11 Pro Forma Combined Statement of Operations
(Dollars in millions, except per share amounts)

	Nine Months Ended September 30, 2018
	As Reported Corteva	Adjustments			Pro Forma Corteva
		Merger[1]	Debt Retirement[2]	Separations Related[3]
Net sales	$11,472	$—	$—	$—	$11,472
Cost of goods sold	7,924	(1,424)	—	43	6,543
Research and development expense	1,010	—	—	(2)	1,008
Selling, general and administrative expenses	2,347	—	—	1	2,348
Amortization of intangibles	284	—	—	—	284
Restructuring and asset related charges - net	466	—	—	—	466
Integration and separation costs	697	—	—	(313)	384
Goodwill impairment charge	4,503	—	—	—	4,503
Other income - net	118	—	—	—	118
Interest expense	251	—	(200)	—	51
Loss from continuing operations before income taxes	(5,892)	1,424	200	271	(3,997)
(Benefit from) provision for income taxes on continuing operations	(187)	264	46	71	194
Loss from continuing operations after income taxes	(5,705)	1,160	154	200	(4,191)
Net income from continuing operations attributable to noncontrolling interests	23	—	—	—	23

Net (loss) income from continuing operations attributable to Corteva	$(5,728)	$1,160	$154	$200	$(4,214)

Basic loss per share of common stock from continuing operations	$(7.64)				$(5.62)

Diluted loss per share of common stock from continuing operations	$(7.64)				$(5.62)

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions):
Basic	749.4				749.4
Diluted	749.4				749.4

1.
Related to the amortization of EID’s agriculture business’ inventory step-up recognized in connection with the Merger, as the incremental amortization is directly attributable to the Merger and will not have a continuing impact.

2.	Represents removal of interest expense related to the debt redemptions/repayments.

3.
Adjustments directly attributable to the separations and distributions of Corteva Inc. includes the following: elimination of the Telone balances that will not transfer to Corteva as a result of the distribution agreement; elimination of one-time transaction costs directly attributable to the distribution; elimination of the impact of certain manufacturing, leasing and supply agreements entered into in connection with the separation; and the related tax impacts.